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                                                                    EXHIBIT 23.6

                        CONSENT OF INDEPENDENT PETROLEUM
                                  CONSULTANTS

         We consent to the reference to our firm under the caption "Experts" in the Prospectus that is a part of Amendment No. 1 to the Registration Statement on Form S-4 of Middle Bay Oil Company, Inc.


                               /s/ Ryder Scott Company
                               /s/ Petroleum Engineers
                               --------------------------
                               RYDER SCOTT COMPANY
                               PETROLEUM ENGINEERS

Houston, Texas
October 15, 1998